Exhibit 99.1

Global Payments Announces Pricing of Offering of $1.75 Billion of Convertible Senior Notes due 2031

ATLANTA—Feb. 20, 2024 -- Global Payments Inc. (NYSE: GPN) today announced the pricing of its previously announced offering of $1.75 billion in aggregate principal amount of its 1.50% convertible senior notes due 2031 (the “Convertible Notes”). The Company granted the initial purchasers of the Convertible Notes an option to purchase, for settlement within a 13-day period beginning on, and including, the first date on which the Convertible Notes are issued, up to an additional $250 million aggregate principal amount of Convertible Notes. The offering is expected to close on February 23, 2024, subject to customary closing conditions.

The Convertible Notes will be senior unsecured obligations of the Company, and interest will accrue at a rate of 1.50% per annum from February 23, 2024 and will be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2024. The Convertible Notes will mature on March 1, 2031, unless earlier repurchased, redeemed or converted. Prior to December 1, 2030, the Convertible Notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the Convertible Notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The Convertible Notes will be convertible, on the terms set forth in the indenture, into cash up to the aggregate principal amount of the Convertible Notes to be converted and cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Convertible Notes being converted. The conversion rate will initially be 6.3710 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to an initial conversion price of approximately $156.96 per share of the Company’s common stock). The initial conversion price of the Convertible Notes represents a premium of approximately 20% to the $130.80 closing price of the Company’s common stock on February 20, 2024. The conversion rate will be subject to adjustment in certain circumstances. In addition, following certain corporate events that occur prior to the maturity date or the Company’s delivery of a notice of redemption, the Company will increase, in certain circumstances, the conversion rate for a holder who elects to convert its Convertible Notes in connection with such a corporate event or notice of redemption, as the case may be.

The Company may not redeem the Convertible Notes prior to March 6, 2028. The Company may redeem for cash all or part of the Convertible Notes, at its option, on or after March 6, 2028, if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

If the Company undergoes a fundamental change (as defined in the indenture governing the Convertible Notes), subject to certain conditions, holders may require the Company to repurchase for cash all or part of their Convertible Notes in principal amounts of $1,000 or an integral multiple thereof. The fundamental change repurchase price will be equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date.

The Company estimates that the aggregate net proceeds from the offering will be approximately $1.72 billion (or approximately $1.96 billion if the initial purchasers of the Convertible Notes exercise their option to purchase additional Convertible Notes in full), after deducting estimated initial purchasers’ discounts and estimated offering expenses payable by the Company.

In connection with the pricing of the Convertible Notes, the Company entered into privately negotiated capped call transactions with certain of the initial purchasers of the Convertible Notes or their respective affiliates and certain other financial institutions (the “option counterparties”). The Company intends to use $222.25 million of the net proceeds from the offering to pay the cost of the capped call transactions. The cap price of the capped call transactions will initially be $228.90 per share, which represents a premium of 75% over the last reported sale price of the Company’s common stock of $130.80 per share on February 20, 2024, and will be subject to customary anti-dilution adjustments. If the initial purchasers of the Convertible Notes exercise their option to purchase additional Convertible Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Convertible Notes to enter into additional capped call transactions with the option counterparties.

The Company expects to use approximately $185.1 million of the net proceeds from the offering to repurchase shares of its common stock from purchasers of the Convertible Notes in privately negotiated transactions effected with or through one of the initial purchasers of the Convertible Notes or its affiliate. The purchase price per share in such transactions will equal $130.80, the closing price per share of the Company’s common stock on February 20, 2024. These repurchases may have increased, or prevented a decrease in, the market price of the Company’s common stock or the Convertible Notes concurrently with the pricing of the Convertible Notes, and may have resulted in a higher effective conversion price for the Convertible Notes. The Company intends to use the remainder of the net proceeds from the offering to repay borrowings and any accrued and unpaid interest under its commercial paper program, and also to repay borrowings and any accrued and unpaid interest under its revolving credit agreement, and any prepayment premium, penalty or other amount, if any, due in connection with any such repayment, and for general corporate purposes, including the repayment of other debt.

The capped call transactions are expected generally to reduce potential dilution to the Company’s common stock upon conversion of any Convertible Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Convertible Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the Company expects the option counterparties or their respective affiliates to purchase shares of the Company’s common stock and/or enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Convertible Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling shares of the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so on each exercise date for the capped call transactions or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the Convertible Notes). This activity could also cause or avoid an increase or decrease in the market price of the Company’s common stock or the Convertible Notes, which could affect holders’ ability to convert the Convertible Notes and, to the extent the activity occurs following any conversion of the Convertible Notes or during any observation period related to a conversion of the Convertible Notes, it could affect the amount and value of the consideration that holders of the Convertible Notes will receive upon conversion of such Convertible Notes.

The offer and sale of the Convertible Notes, and any shares of the Company’s common stock issuable upon conversion of the Convertible Notes, have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and neither the Convertible Notes nor any shares of the Company’s common stock issuable upon conversion of the Convertible Notes may be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws. The Convertible Notes were offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, including the Convertible Notes or Global Payments’ common stock, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Global Payments

Global Payments Inc. (NYSE: GPN) is a leading payments technology company delivering innovative software and services to our customers globally. Our technologies, services and team member expertise allow us to provide a broad range of solutions that enable our customers to operate their businesses more efficiently across a variety of channels around the world.

Headquartered in Georgia with approximately 27,000 team members worldwide, Global Payments is a Fortune 500® company and a member of the S&P 500 with worldwide reach spanning North America, Europe, Asia Pacific and Latin America.

Forward-Looking Statements

Some of the statements we use in this press release are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning the timing and completion of the offering of the Convertible Notes, the capped call transactions and the anticipated use of proceeds from the offering. We have based these forward-looking statements on our current plans and expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee that our plans and expectations will be achieved. Although it is not possible to create a comprehensive list of all factors and risks that may cause actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the satisfaction of customary closing conditions related to the offering; uncertainties and other factors relating to the intended use of proceeds from the offering and sale of the Convertible Notes. Although we believe that the plans and expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our plans and expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties, including those identified elsewhere in this communication and those included in the “Risk Factors” section in our most recent Annual Report on Form 10-K and in other documents that we file with the SEC, which are available at https://www.sec.gov.

These cautionary statements qualify all of our forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. While we may elect to update or revise forward-looking statements at some time in the future, we specifically disclaim any obligation to publicly release the results of any revisions to our forward-looking statements, except as required by law.

Global Payments Media Contact:
Emily Edmonds
+1 770.829.8755
media.relations@globalpay.com

Global Payments Investor Contact:
Winnie Smith
+1 770.829.8478
investor.relations@globalpay.com